FOR IMMEDIATE ISSUE

CONTACTS:

For Investors:	For Media:
Michaela Pewarski	Beth Sidhu
(646) 429-1812	(202) 423-4414
michaela.pewarski@stagwellglobal.com	beth.sidhu@stagwellglobal.com

STAGWELL INC. (NASDAQ: STGW) REPORTS RESULTS FOR THE
THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022

Delivers Double-Digit 3Q 2022 Revenue Growth and Record Net New Business; Shares Roadmap for Stagwell Marketing Cloud

•3Q GAAP revenue grew 42.3% and 16.8% on a Pro Forma basis; YTD Pro Forma growth of 22.8%
•3Q Pro Forma organic net revenue growth of 11.3% and 16.7% YTD
•3Q net income of $35.3M; 3Q EPS of $0.08 and adjusted EPS of $0.21 per share
•YTD net income of $93.4M; YTD EPS of $0.27 and adjusted EPS of $0.68 per share
•Adjusted EBITDA of $115.1M in 3Q representing a 20.7% margin on net revenue
•Reduced net debt by $125M with net leverage ratio of 2.7x
•Record net new business wins of $86M during the third quarter

New York, NY, November 3, 2022 (NASDAQ: STGW) – Stagwell Inc. (“Stagwell”) today announced financial results for the three and nine months ended September 30, 2022.

THIRD QUARTER AND YTD HIGHLIGHTS:

•3Q revenue of $663.8 million, an increase of 42.3% versus the prior year period; YTD revenue of $1,979.6 million, an increase of 130.9% versus the prior year period
•Pro Forma 3Q revenue growth of 16.8% versus the prior year period and 10.1% ex-Advocacy; Pro Forma YTD revenue growth of 22.8% versus the prior year period and 19.3% ex-Advocacy
•3Q net revenue of $555.8 million, an increase of 35.8% versus the prior period; YTD net revenue of $1,638.7 million, an increase of 118.7% versus the prior year period
•Pro Forma 3Q net revenue growth of 11.6% versus the prior year period and 7.3% ex-Advocacy; Pro Forma YTD net revenue growth of 16.5% versus the prior year period and 14.4% ex-Advocacy
•Pro Forma 3Q organic net revenue growth of 11.3% versus the prior year period and 7.3% ex-Advocacy; Pro Forma YTD organic net revenue growth of 16.7% versus the prior year period and 14.7% ex-Advocacy

•3Q net income of $35.3 million versus $7.9 million in the prior year period; YTD net income of $93.4 million versus $31.2 million in the prior year period
•3Q net income attributable to Stagwell Inc. common shareholders of $10.6 million versus net loss of $2.1 million in the prior year period; YTD net income attributable to Stagwell Inc. common shareholders of $33.7 million versus $20.2 million in the prior year period
•3Q adjusted EBITDA of $115.1 million, an increase of 31.5% versus the prior year period; YTD adjusted EBITDA of $327.8 million, an increase of 118.4% versus the prior year period
•Pro Forma 3Q adjusted EBITDA growth of 14.9% versus the prior period and 0.2% ex-Advocacy; Pro Forma YTD adjusted EBITDA growth of 19.4% versus the prior period and 12.9% ex-Advocacy
•3Q Adjusted EBITDA Margin of 20.7% of net revenue; YTD Adjusted EBITDA Margin of 20.0% of net revenue
•Net New Business wins totaled $86 million in the quarter

“Stagwell delivered another strong quarter of double-digit revenue growth and record net new business. Our Pro Forma organic net revenue increased 11.3% and was once again ahead of legacy global marketing services groups and most major technology companies. High-growth digital services continue to lead our strong performance, increasing net revenue 21% year-over-year, including 17% organic growth. We won a record $86 million of net new business during the quarter as our agencies expanded client relationships and won new mandates based on digital, creative and strategic excellence. Innovation, which is the foundation of our Brand Performance Network and the Stagwell Marketing Cloud, is opening up opportunities that we believe will allow us to outgrow the market for the long-term,” said Mark Penn, Chairman and Chief Executive Officer of Stagwell. “Importantly, Stagwell continues to be fiscally disciplined, managing expenses and investments prudently to produce EBITDA margins of 20.7%. Stagwell generated strong free cash flow, reduced net debt by $125 million and returned capital to shareholders through stock buybacks.”

Frank Lanuto, Chief Financial Officer, commented: “The Company reported strong third quarter results with GAAP revenue of $664 million, net revenue of $556 million and Adjusted EBITDA of $115 million. Adjusted EBITDA margins expanded 60 basis points year-over-year to 20.7% of net revenue as we continued our track record of cost discipline. We generated strong cash flow during the quarter allowing us to reduce net leverage to 2.7x.”

Financial Outlook

2022 financial guidance is as follows:

•Pro Forma Organic Net Revenue growth of 16% – 20%, reflecting a more modest contribution from advocacy fundraising relative to the 2020 Presidential cycle due to a decline in closely contested races, persisting inflation, and hurricane impact in large markets.

•Re-iterating Pro Forma Organic Net Revenue growth ex-Advocacy of 13% – 17%

•Re-iterating Adjusted EBITDA of $450 million – $480 million

•Adjusted EPS of $0.86 – $0.94

•Re-iterating Pro Forma Free Cash Flow growth of approximately 30%

•Guidance assumes no impact from foreign exchange, acquisitions or dispositions.

* The Company has excluded a quantitative reconciliation with respect to the Company’s 2022 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information.

Conference Call
Management will host a video webcast and conference call on Thursday, November 3, 2022, at 8:30 a.m. (ET) to discuss results for Stagwell Inc. for the three and nine months ended September 30, 2022. The video webcast will be accessible at https://bit.ly/stgwq3earnings. An investor presentation has been posted on our website at www.stagwellglobal.com and may be referred to during the conference call.

A recording of the conference call will be accessible one hour after the call and available for ninety days at www.stagwellglobal.com.

Stagwell Inc.
Stagwell is the challenger network built to transform marketing. We deliver scaled creative performance for the world's most ambitious brands, connecting culture-moving creativity with leading-edge technology to harmonize the art and science of marketing. Led by entrepreneurs, our 13,000+ specialists in 34+ countries are unified under a single purpose: to drive effectiveness and improve business results for their clients. Join us at www.stagwellglobal.com.

Basis of Presentation
The acquisition of MDC Partners (MDC) by Stagwell Marketing Group (SMG) was completed on August 2, 2021. The results of MDC are included within the Statements of Operations for the period beginning on the date of the acquisition through the end of the respective period presented and the results of SMG are included for the entirety of all periods presented.

Non-GAAP Financial Measures
In addition to its reported results, Stagwell Inc. has included in this earnings release certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following:
Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K.
(1) Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non-GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year.
(2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period.
(3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and non-recurring items.
(4) Adjusted EPS is defined as Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, per weighted average shares outstanding. Other items includes restructuring costs, acquisition-related expenses, and non-recurring items, and subject to the anti-dilution rules.

(5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments.
(6) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results.
Included in this earnings release are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

This press release contains forward-looking statements. Statements in this press release that are not historical facts, including without limitation the information under the heading "Financial Outlook" and statements about the Company’s beliefs and expectations, earnings (loss) guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Some of the factors that could materially and adversely affect our business, financial condition, results of operations and cash flows include, but are not limited to, the following:
•risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients;
•the continued impact of the coronavirus pandemic (“COVID-19”), and evolving strains of COVID-19 on the economy and demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties;
•an inability to realize expected benefits of the combination of the Company’s business with the business of MDC (the “Business Combination” and, together with the related transactions, the “Transactions”);
•adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs;
•the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions;
•the Company’s ability to attract new clients and retain existing clients;
•the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements;
•financial failure of the Company’s clients;
•the Company’s ability to retain and attract key employees;
•the Company’s ability to compete in the markets in which it operates;
•the Company’s ability to achieve its cost saving initiatives;
•the Company’s implementation of strategic initiatives;
•the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration;
•the Company’s ability to manage its growth effectively, including the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities;
•the Company’s material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting;
•the Company’s ability to protect client data from security incidents or cyberattacks;
•economic disruptions resulting from war and other geopolitical tensions (such as the ongoing military conflict between Russia and Ukraine), terrorist activities and natural disasters;
•stock price volatility; and
•foreign currency fluctuations.

Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2021 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2022, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

SCHEDULE 1
STAGWELL INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$663,791	$466,634	$1,979,607	$857,436
Operating Expenses
Cost of services	417,134	324,782	1,253,765	558,856
Office and general expenses	119,186	121,770	429,121	226,720
Depreciation and amortization	32,207	24,790	95,642	46,122
Impairment and other losses	25,211	14,926	28,034	14,926
	593,738	486,268	1,806,562	846,624
Operating Income (Loss)	70,053	(19,634)	173,045	10,812
Other income (expenses):
Interest expense, net	(19,672)	(11,912)	(56,552)	(15,197)
Foreign exchange, net	(3,927)	(893)	(4,163)	(1,955)
Other, net	147	45,621	182	46,806
	(23,452)	32,816	(60,533)	29,654
Income before income taxes and equity in earnings of non-consolidated affiliates	46,601	13,182	112,512	40,466
Income tax expense	11,540	5,183	20,150	9,205
Income before equity in earnings of non-consolidated affiliates	35,061	7,999	92,362	31,261
Equity in income (loss) of non-consolidated affiliates	213	(76)	1,053	(75)
Net income	35,274	7,923	93,415	31,186
Net income attributable to noncontrolling and redeemable noncontrolling interests	(24,665)	(9,994)	(59,668)	(10,987)
Net income (loss) attributable to Stagwell Inc. common shareholders	$10,609	$(2,071)	$33,747	$20,199
Income Per Common Share:
Basic
Net income (loss) attributable to Stagwell Inc. common shareholders	$0.08	$(0.06)	$0.27	$(0.06)
Diluted
Net income (loss) attributable to Stagwell Inc. common shareholders	$0.08	$(0.06)	$0.27	$(0.06)
Weighted Average Number of Common Shares Outstanding:
Basic	125,384	76,106	124,710	76,106
Diluted	125,384	76,106	124,710	76,106

SCHEDULE 2
STAGWELL INC.
UNAUDITED PRO FORMA COMPONENTS OF NET REVENUE CHANGE
(amounts in thousands)

		Net Revenue - Components of Change					Change
	Three Months Ended September 30, 2021	Foreign Currency	Net Acquisitions (Divestitures)	Organic	Total Change	Three Months Ended September 30, 2022	Organic	Total

Integrated Agencies Network	$299,964	$(2,407)	$135	$15,590	$13,318	$313,282	5.2%	4.4%
Brand Performance Network	136,455	(3,426)	10,491	16,952	24,017	160,472	12.4%	17.6%
Communications Network	54,192	(298)	1,076	23,595	24,373	78,565	43.5%	45.0%
All Other	7,519	(63)	(4,061)	40	(4,084)	3,435	0.5%	(54.3)%
	$498,130	$(6,194)	$7,641	$56,177	$57,624	$555,754	11.3%	11.6%

		Net Revenue - Components of Change					Change
	Nine Months Ended September 30, 2021	Foreign Currency	Net Acquisitions (Divestitures)	Organic	Total Change	Nine Months Ended September 30, 2022	Organic	Total

Integrated Agencies Network	$843,335	$(6,125)	$663	$95,845	$90,383	$933,718	11.4%	10.7%
Brand Performance Network	386,732	(8,306)	24,974	84,428	101,096	487,828	21.8%	26.1%
Communications Network	154,051	(686)	1,751	52,821	53,886	207,937	34.3%	35.0%
All Other	23,004	(163)	(15,018)	1,401	(13,780)	9,224	6.1%	(59.9)%
	$1,407,122	$(15,280)	$12,370	$234,495	$231,585	$1,638,707	16.7%	16.5%

Note: Due to changes in the Company’s internal management and reporting structure in the second quarter of 2022, reportable segment results for periods presented prior to the second quarter of 2022 have been recast to reflect the reclassification of certain reporting units (brands) between operating segments.

SCHEDULE 3
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Three Months Ended September 30, 2022

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$313,282	$160,472	$78,565	$3,435	$—	$555,754
Billable costs	53,840	10,991	43,205	1	—	108,037
Revenue	367,122	171,463	121,770	3,436	—	663,791

Billable costs	53,840	10,991	43,205	1	—	108,037
Staff costs	194,057	102,925	44,197	2,750	7,835	351,764
Administrative costs	25,592	20,798	8,836	1,029	2,708	58,963
Unbillable and other costs, net	17,409	12,437	70	19	—	29,935
Adjusted EBITDA (1)	76,224	24,312	25,462	(363)	(10,543)	115,092

Stock-based compensation	5,308	2,923	671	7	3,349	12,258
Depreciation and amortization	18,316	8,205	2,654	1,206	1,826	32,207
Deferred acquisition consideration	841	1,444	(32,074)	—	—	(29,789)
Impairment and other losses	1,735	7,494	—	15,982	—	25,211
Other items, net (1)	1,186	1,166	313	—	2,487	5,152
Operating income (loss)	$48,838	$3,080	$53,898	$(17,558)	$(18,205)	$70,053

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma adjusted EBITDA.

Note: Due to changes in the Company’s internal management and reporting structure in the second quarter of 2022, reportable segment results for periods presented prior to the second quarter of 2022 have been recast to reflect the reclassification of certain reporting units (brands) between operating segments.

SCHEDULE 4
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Nine Months Ended September 30, 2022

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$933,718	$487,828	$207,937	$9,224	$—	$1,638,707
Billable costs	162,043	75,718	103,138	1	—	340,900
Revenue	1,095,761	563,546	311,075	9,225	—	1,979,607

Billable costs	162,043	75,718	103,138	1	—	340,900
Staff costs	583,299	301,233	125,834	7,950	23,554	1,041,870
Administrative costs	82,889	61,840	23,200	2,217	11,460	181,606
Unbillable and other costs, net	51,610	35,496	273	29	—	87,408
Adjusted EBITDA (1)	215,920	89,259	58,630	(972)	(35,014)	327,823

Stock-based compensation	15,044	9,152	1,077	15	8,122	33,410
Depreciation and amortization	55,206	25,044	7,718	2,457	5,217	95,642
Deferred acquisition consideration	5,697	7,349	(27,466)	—	—	(14,420)
Impairment and other losses	2,519	8,051	—	17,464	—	28,034
Other items, net (1)	2,701	3,676	429	22	5,284	12,112
Operating income (loss)	$134,753	$35,987	$76,872	$(20,930)	$(53,637)	$173,045

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma adjusted EBITDA.

Note: Due to changes in the Company’s internal management and reporting structure in the second quarter of 2022, reportable segment results for periods presented prior to the second quarter of 2022 have been recast to reflect the reclassification of certain reporting units (brands) between operating segments.

SCHEDULE 5
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Three Months Ended September 30, 2021

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$299,964	$136,455	$54,192	$7,519	$—	$498,130
Billable costs	41,464	6,990	21,847	(7)	—	70,294
Revenue	341,428	143,445	76,039	7,512	—	568,424

Billable costs	41,464	6,990	21,847	(7)	—	70,294
Staff costs	176,981	86,992	35,134	5,043	9,200	313,350
Administrative costs	26,970	20,672	6,198	2,474	(402)	55,912
Unbillable and other costs, net	17,727	10,023	804	147	11	28,712
Adjusted EBITDA (1)	78,286	18,768	12,056	(145)	(8,809)	100,156

Stock-based compensation	32,693	2,644	15,446	15	3,184	53,982
Depreciation and amortization	14,937	8,083	2,174	492	1,556	27,242
Deferred acquisition consideration	3,422	—	136	—	—	3,558
Impairment and other losses	80	14,846	—	—	—	14,926
Other items, net (1)	1,372	858	(239)	—	20,896	22,887
Operating income (loss)	$25,782	$(7,663)	$(5,461)	$(652)	$(34,445)	$(22,439)

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma adjusted EBITDA.

Note: Due to changes in the Company’s internal management and reporting structure in the second quarter of 2022, reportable segment results for periods presented prior to the second quarter of 2022 have been recast to reflect the reclassification of certain reporting units (brands) between operating segments.

SCHEDULE 6
STAGWELL INC.
UNAUDITED PRO FORMA SEGMENT OPERATING RESULTS
(amounts in thousands)

For the Nine Months Ended September 30, 2021

	Integrated Agencies Network	Brand Performance Network	Communications Network	All Other	Corporate	Total
Net Revenue	$843,335	$386,732	$154,051	$23,004	$—	$1,407,122
Billable costs	114,721	30,962	59,611	—	—	205,294
Revenue	958,056	417,694	213,662	23,004	—	1,612,416

Billable costs	114,721	30,962	59,611	—	—	205,294
Staff costs	510,382	253,969	101,323	15,389	26,021	907,084
Administrative costs	77,093	57,321	15,891	9,220	2,008	161,533
Unbillable and other costs, net	40,231	23,111	148	533	24	64,047
Adjusted EBITDA (1)	215,629	52,331	36,689	(2,138)	(28,053)	274,458

Stock-based compensation	36,147	2,739	15,688	15	4,368	58,957
Depreciation and amortization	29,266	22,961	5,587	2,013	4,927	64,754
Deferred acquisition consideration	26,839	102	(52)	—	—	26,889
Impairment and other losses	955	14,846	—	—	—	15,801
Other items, net (1)	5,429	4,222	78	—	30,011	39,740
Operating income (loss)	$116,993	$7,461	$15,388	$(4,166)	$(67,359)	$68,317

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma adjusted EBITDA.

Note: Due to changes in the Company’s internal management and reporting structure in the second quarter of 2022, reportable segment results for periods presented prior to the second quarter of 2022 have been recast to reflect the reclassification of certain reporting units (brands) between operating segments.

SCHEDULE 7
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands)

For the Three Months Ended September 30, 2022

	Reported (GAAP)	Adjustments	Reported (Non-GAAP)
Net income attributable to Stagwell Inc. common shareholders	$10,609	$16,159	$26,768

Weighted average number of common shares outstanding	125,384	125,384	125,384

Adjusted Diluted EPS	$0.08	$0.13	$0.21

Adjustments to Net Income (loss) attributable to Stagwell Inc. Common shareholders
	Pre-Tax	Tax	Net
Amortization	$23,814	$(4,763)	$19,051
Impairment and other losses	25,211	(414)	24,797
Stock-based compensation	12,258	(2,452)	9,806
Deferred acquisition consideration	(29,789)	5,958	(23,831)
Other items, net (1)	5,152	(1,030)	4,122
Discrete tax items	—	2,680	2,680
	$36,646	$(21)	$36,625

Less: Net income attributable to Class C shareholders			(20,466)
Net income attributable to Stagwell Inc. common shareholders			$16,159

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma adjusted EBITDA.

SCHEDULE 8
STAGWELL INC.
UNAUDITED RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP MEASURE)
(amounts in thousands)

thousands)

For the Nine Months Ended September 30, 2022

	Reported (GAAP)	Adjustments	Reported (Non-GAAP)
Net income attributable to Stagwell Inc. common shareholders	$33,747	$50,815	$84,562

Weighted average number of common shares outstanding	124,710	124,710	124,710

Adjusted Diluted EPS	$0.27	$0.41	$0.68

Adjustments to Net Income (loss) attributable to Stagwell Inc. Common shareholders
	Pre-Tax	Tax	Net
Amortization	$70,541	$(14,108)	$56,433
Impairment and other losses	28,034	(979)	27,055
Stock-based compensation	33,410	(6,682)	26,728
Deferred acquisition consideration	(14,420)	2,884	(11,536)
Other items, net (1)	12,112	(2,422)	9,690
Discrete tax items	—	6,805	6,805
	$129,677	$(14,502)	$115,175

Less: Net income attributable to Class C shareholders			(64,360)
Net income attributable to Stagwell Inc. common shareholders			$50,815

(1) See Non-GAAP Financial Measures section above for the definition of Adjusted EBITDA, Other items, net and Pro Forma adjusted EBITDA.

SCHEDULE 9
STAGWELL INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

	September 30, 2022	December 31, 2021

ASSETS
Current Assets
Cash and cash equivalents	$165,251	$184,009
Accounts receivable, net	725,346	696,937
Expenditures billable to clients	57,873	63,065
Other current assets	71,249	61,830
Total Current Assets	1,019,719	1,005,841
Fixed assets, net	123,128	118,603
Right-of-use lease assets - operating leases	283,974	311,654
Goodwill	1,615,694	1,652,723
Other intangible assets, net	879,049	937,695
Other assets	47,784	29,064
Total Assets	$3,969,348	$4,055,580
LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$294,402	$271,769
Accrued media	188,344	237,794
Accruals and other liabilities	211,263	272,533
Advance billings	340,675	361,885
Current portion of lease liabilities - operating leases	73,659	72,255
Current portion of deferred acquisition consideration	74,426	77,946
Total Current Liabilities	1,182,769	1,294,182
Long-term debt	1,329,134	1,191,601
Long-term portion of deferred acquisition consideration	85,163	144,423
Long-term lease liabilities - operating leases	308,162	342,730
Deferred tax liabilities, net	103,243	103,093
Other liabilities	70,167	57,147
Total Liabilities	3,078,638	3,133,176
Redeemable Noncontrolling Interests	65,817	43,364
Commitments, Contingencies and Guarantees
Shareholders' Equity:
Common shares - Class A & B	135	118
Common shares - Class C	2	2
Paid-in capital	348,663	382,893
Retained earnings (loss)	6,573	(6,982)
Accumulated other comprehensive loss	(64,956)	(5,278)
Stagwell Inc. Shareholders' Equity	290,417	370,753
Noncontrolling interests	534,476	508,287
Total Shareholders' Equity	824,893	879,040
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' Equity	$3,969,348	$4,055,580

SCHEDULE 10
STAGWELL INC.
UNAUDITED SUMMARY CASH FLOW DATA
(amounts in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net income	$93,415	$31,186
Adjustments to reconcile net income to cash provided by operating activities:
Stock-based compensation	33,410	53,465
Depreciation and amortization	95,642	46,122
Impairment and other losses	28,034	14,926
Provision for bad debt expense	2,681	1,893
Deferred income taxes	(1,557)	2,710
Adjustment to deferred acquisition consideration	(14,420)	9,456
Gain on sale of asset	—	(43,440)
Other	(8,716)	6,998
Changes in working capital:
Accounts receivable	(34,637)	(26,095)
Expenditures billable to clients	5,525	(9,230)
Other assets	4,100	(14,568)
Accounts payable	34,630	(37,435)
Accrued expenses and other liabilities	(138,947)	(26,668)
Advance billings	(23,017)	16,598
Deferred acquisition related payments	(10,776)	(5,772)
Net cash provided by operating activities	65,367	20,146
Cash flows from investing activities:
Capital expenditures	(25,495)	(13,666)
Current period acquisitions, net of cash acquired	(37,461)	130,155
Proceeds from sale of business, net	—	37,232
Other	(1,328)	—
Net cash (used in) provided by investing activities	(64,284)	153,721
Cash flows from financing activities:
Repayment of borrowings under revolving credit facility	(855,000)	(535,472)
Proceeds from borrowings under revolving credit facility	989,500	408,369
Shares acquired and cancelled	(14,970)	(820)
Distributions to noncontrolling interests and other	(38,486)	(19,245)
Payment of deferred consideration	(61,089)	—
Purchase of noncontrolling interest	(3,600)	—
Proceeds from issuance of the 5.625% Notes	—	1,100,000
Debt issuance costs	—	(15,365)
Distributions	—	(204,929)
Repurchase of 7.50% Senior Notes	—	(884,398)
Repurchase of Common Stock	(28,667)	—
Net cash used in financing activities	(12,312)	(151,860)
Effect of exchange rate changes on cash and cash equivalents	(7,529)	1,025
Net decrease in cash and cash equivalents	(18,758)	23,032
Cash and cash equivalents at beginning of period	184,009	92,457
Cash and cash equivalents at end of period	$165,251	$115,489